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                                                                    EXHIBIT 10.9

                                AMENDMENT NO.1
                                       TO
                              EMPLOYMENT AGREEMENT
                              --------------------


     THIS AMENDMENT NO. 1 (the "Amendment") to the Employment Agreement dated as of November 15, 1996 (the "Employment Agreement"), is made and entered into effective as of the 1st day of January, 1997, by and between Will Cureton (the "Executive") and Columbus Realty Trust, a Texas real estate investment trust (the "Company").


                                   RECITALS:

     WHEREAS, the Executive and the Company have entered into the Employment Agreement; and

     WHEREAS, the Executive and the Company wish to amend the Employment Agreement as set forth herein.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     A. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Employment Agreement.

     B. Paragraph 3(a) of the Employment Agreement is hereby amended to include the following paragraph at the end of such Section:

          "Notwithstanding the foregoing, for the period from January 1, 1997 through December 31,1997, Executive hereby waives his right to receive his annual base salary. Executive shall receive, however, on the effective date of this Amendment or as soon thereafter as is practicable, Eighteen thousand three hundred and fifteen (18,315) restricted Common Shares of the Company issued pursuant to the Company's Long-Term Employee Incentive Plan (the "Plan"). Such Common Shares shall have such vesting provisions and be subject to such other terms and conditions as the committee which administers the Plan shall deem appropriate and as shall be set forth in the operative award agreement evidencing the foregoing award of restricted Common Shares.

     C. Except as expressly modified herein, the terms and provisions of the Employment Agreement shall remain in full force and effect and such Employment Agreement, as amended by this Amendment is hereby ratified and confirmed in all respects.
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     D. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment on March ___, 1997, effective as of the date first above written.

                                  THE COMPANY
                                  -----------

                                  Columbus Realty Trust,
                                  a Texas real estate investment trust

                                  By: /s/ ROBERT L. SHAW
                                     -------------------------------------------
                                          Robert L. Shaw,
                                          Chief Executive Officer


                                  EXECUTIVE
                                  ---------


                                      /s/        WILL CURETON
                                  ---------------------------------------------
                                                 Will Cureton

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